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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Toro Company (the "Company") on Form 10-Q for the quarterly period ended August 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Kendrick B. Melrose, Chairman and Chief Executive Officer of the Company, and Stephen P. Wolfe, Vice President-Finance, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kendrick B. Melrose
-------------------------------------
Kendrick B. Melrose
Chairman and Chief Executive Officer
September 10, 2003

/s/ Stephen P. Wolfe
-------------------------------------
Stephen P. Wolfe
Vice President-Finance,
Treasurer and Chief Financial Officer
September 10, 2003

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.